OPPENHEIMER STRATEGIC BOND FUND/VA
                                           Share Certificate (8-1/2" x 11")


I.       FACE OF CERTIFICATE (All text and other matter lies within
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right)  SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST
                           SERIES: OPPENHEIMER STRATEGIC BOND FUND/VA

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE
FOR
                                                                   CERTAIN
DEFINITIONS

                                                                       (box
with number)
                                                                         CUSIP

         (at left)             is the owner of

         (centered)        FULLY PAID  SHARES OF
BENEFICIAL                                      INTEREST OF


                                    OPPENHEIMER STRATEGIC BOND FUND/VA
                  a series of OPPENHEIMER  VARIABLE ACCOUNT FUNDS
(hereinafter  called the "Fund"),  transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of
seal)

         /s/ Brian W. Wixted                                  /s/ Bridget A.
Macaskill
         _______________________                     ___________________

TREASURER
PRESIDENT


                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal


                                                   with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS
SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)
Transfer Agent

                                                     By
____________________________
                                                              Authorized
Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________

(Cust)                     (Minor)

                                                     UNDER UGMA/UTMA
___________________

(State)


Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto








PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)



______________________________________________________________
(Please print or type name and address of assignee)

______________________________________________________

__________________________________________________________  Shares of the
beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed:
__________________________

________________________________
                                            (Both must sign if joint tenancy)

                                            Signature(s)
__________________________
                                            guaranteed                 Name
of Firm or Bank
                                            by:
_____________________________

Signature of
       Officer

(text printed              NOTICE: The signature(s) to this assignment
vertically to right      must correspond with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration
or                             enlargement   or  any  change
whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank
having a U.S.
                                            firm of a national securities
exchange.